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                                  UNITED STATES
                       SECURITITES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                                  JUNE 5, 2000
               (DATE OF REPORT - DATE OF EARLIEST EVENT REPORTED)

                            APPLIEDTHEORY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                    000-25759              16-1491253
   (STATE OR OTHER JURISDICTION OF      (COMMISSION           (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)

          1500 BROADWAY, 3RD FLOOR                                  10036
                NEW YORK, NY                                      (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 398-7070

                                 NOT APPLICABLE
      (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE
                                LAST REPORT DATE)

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ITEM 5. OTHER EVENTS

        On June 5, 2000, AppliedTheory Corporation ("AppliedTheory") entered into a purchase agreement ("Purchase Agreement") with seven investors (the "Investors") pursuant to which it issued an aggregate of $30,000,000 in 5% convertible debentures due June 5, 2003 ("Debenture"). Under the Purchase Agreement and related agreements with the Investors, AppliedTheory can also receive up to an additional $33,000,000 over the next five years from the exercise of warrants and options for the purchase and sale of AppliedTheory common stock, par value $.01 ("Common Stock"). The possible total investment by the Investors in AppliedTheory under the agreements is an aggregate of $63,000,000.

        The additional $33,000,000 in financing is available from three sources. First, pursuant to the Purchase Agreement, the Investors received warrants for the purchase of additional shares of Common Stock, for up to $13,000,000. Second, the Purchase Agreement contains an Investor call option, pursuant to which the Investors can purchase additional warrants to purchase Common Stock, for a purchase price of approximately $10,000,000. Finally, the Purchase Agreement contains a put option, pursuant to which AppliedTheory can compel the Investors to purchase additional warrants to purchase Common Stock, for a purchase price of approximately $10,000,000 under certain circumstances. The Debentures, the warrants, the Investor call option and Company put option are more fully described below.

        The Investors also have certain registration rights under a separate registration rights agreement, as described below.

        The Investors are led by the Halifax Fund, L.P. and include Palladin Partners I, L.P.; Palladin Overseas Fund Ltd.; The Gleneagles Fund Company; Lancer Securities (Cayman) Ltd.; Elliot Associates, L.P.; and Westgate International, L.P.

CONVERTIBLE DEBENTURE

        The $30,000,000 in Debentures earn interest at 5% per annum payable semi-annually in June and December and mature on June 5, 2003. At AppliedTheory's option, interest can be accrued or paid. Accrued interest is convertible into shares of Common Stock. Principal and interest accrued on the Debentures are convertible into Common Stock at the option of the holder. The initial conversion price (the "Initial Conversion Price") will be 125% of the average closing price of Common Stock for the 40 trading days following the execution of the Purchase Agreement (the " Closing Price"). At six month intervals beginning June 5, 2001 and ending June 5, 2003 (each a "Reset Date"), the conversion price will reset to account for a portion of any decrease in AppliedTheory's stock price based on the average closing price of the Common Stock for the 20 trading days preceding a Reset Date (the "Reset Price"). The conversion price may be subject to further adjustment as provided in the transaction documents filed herewith. If the closing price for each of 60 consecutive trading days where the Common Stock is registered for resale is more than 125% of the Initial Conversion Price, the conversion price will be finally fixed at the Initial Conversion Price.

        The agreements contain restrictions on the Investors' ability to sell shares of Common Stock (including short sales) during the 20 trading days preceding any Reset Date and certain of the Investors have agreed to short selling restrictions during the initial 40 day pricing period.

        The Company may require the Investors to convert the Convertible Debentures into Common Stock if the volume weighted average price of the Common Stock exceeds 200% of the
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Initial Conversion Price on each of 60 consecutive trading days where the Common
Stock is registered for resale. Under certain circumstances the Company may opt to redeem the Debentures.

INITIAL WARRANTS

        Under the Purchase Agreement, the Company issued Common Stock purchase warrants to the Investors entitling them, in the aggregate, to purchase up to $13,000,000 of Common Stock at a purchase price of 130% of the Closing Price as adjusted. The warrants may be exercised until June 5, 2005.

PUT AND CALL OPTIONS

        The Purchase Agreement includes a call option, pursuant to which the Investors can purchase warrants to buy additional shares of Common Stock at an exercise price of $.01 per share. The purchase price of the warrants is $10,000,000 less the exercise price of the warrants. The number of shares which can be purchased on exercise of the warrants is $10,000,000 divided by the Initial Conversion Price as adjusted. The option can be exercised for one year following the closing, and the warrants can be exercised for five years after they are purchased.

        The Purchase Agreement also includes a put option, pursuant to which the Company can require the Investors to purchase warrants to buy additional shares of Common Stock at an exercise price of $.01 per share. The purchase price of the warrants is $10,000,000 less the exercise price of the warrants. The number of shares which can be purchased on exercise of the warrants is $10,000,000 divided by the Initial Conversion Price as adjusted. The warrants can be exercised for five years after they are purchased. AppliedTheory can exercise this option for one year following the closing, but only if the market price for the Common Stock exceeds 125% of the Initial Conversion Price for the 10 trading days prior to the put option exercise and certain other conditions are met.

RESERVATION OF SHARES

        The Company must at all times reserve a number of shares of Common Stock sufficient to cover 200% of the maximum number of shares issuable upon conversion of the Debentures, exercise of the warrants, exercise of warrants upon exercise of the Investors' call option and exercise of warrants upon exercise of the Company's put option.

REGISTRATION RIGHTS AGREEMENT

        In connection with the agreements described above, AppliedTheory also entered into a registration rights agreement (the "Registration Rights Agreement") with the Investors whereby it agreed to file a Registration Statement with the Securities and Exchange Commission on Form S-3 ("S-3") within 30 days of the sale of the Convertible Debentures. The S-3 must register shares of Common Stock sufficient to cover 200% of the shares issued upon conversion of the Debentures, the exercise of the initial warrants and any shares issued pursuant to the exercise of warrants upon exercise of the put and call options. The S-3 is required to be effective within 120 days following the sale of the Debentures or the applicable conversion price on the Debenture will be reduced. Commencing on the 120th day the Investors may become entitled to other payment and redemption rights.

        The purchase price for the sale of the Debentures, the issuance of the warrants and the other transactions contemplated by the Purchase Agreement was determined through arm's-length negotiations between AppliedTheory and the Investors.
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        The Purchase Agreement, a Debenture, an initial warrant, the
Registration Rights Agreement and the form of option warrant have been included at exhibits 2.10, 2.11, 2.12, 2.13 and 2.14, respectively, in this Current Report on Form 8-K. The form of Debenture and initial warrant issued to each Investor is identical to the Debenture and initial warrant issued to Halifax Fund LP filed herewith. Please review these documents for additional information regarding the terms of these agreements.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a.)    Financial Statements

        Not required.

(b.)    Pro Forma Financial Information.

        Not required

(c.)    Exhibits.

        Following is the Index of Exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

2.10 Purchase Agreement, dated June 5, 2000, by and among AppliedTheory Corporation, a Delaware corporation, and the Investors.

2.11 Convertible Debenture, dated June 5, 2000, by and among, AppliedTheory Corporation and Halifax Fund, LP.

2.12 Warrant, dated June 5, 2000, by and among, AppliedTheory Corporation and Halifax Fund, LP.

2.13 Registration Rights Agreement dated June 5, 2000, by and between AppliedTheory Corporation and the Investors.

2.14 Form of warrant for issuance of warrants in connection with the put and call options pursuant to the Purchase Agreement, dated June 5, 2000, by and among, AppliedTheory Corporation and the Investors.

99.4          Press release issued by AppliedTheory Corporation on June 6, 2000.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AppliedTheory Corporation

Date:  June 20, 2000              by:      /s/ Richard Mandelbaum
                                        -------------------------
                                        Richard Mandelbaum
                                        Chairman of the Board,
                                        Chief Executive Officer, and
                                        Director (Principal Executive Officer)


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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
2.10          Purchase Agreement, dated June 5, 2000, by and among AppliedTheory
              Corporation, a Delaware corporation, and the Investors.

2.11          Convertible Debenture, dated June 5, 2000, by and among,
              AppliedTheory Corporation and Halifax Fund, LP.

2.12          Warrant Agreement, dated June 5, 2000, by and among, AppliedTheory
              Corporation and Halifax Fund, LP.

2.13          Registration Rights Agreement dated June 5, 2000, by and between
              AppliedTheory Corporation and the Investors.

2.14 Form of warrant for issuance of warrants in connection with the put and call options pursuant to the Purchase Agreement, dated
              June 5, 2000, by and among, AppliedTheory Corporation and the Investors.

99.4          Press release issued by AppliedTheory Corporation on June 6, 2000.